United States
Securities and Exchange Commission
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2025
HA Sustainable Infrastructure Capital, Inc.
(Exact Name of Registrant as Specified In Its Charter)

Delaware	001-35877	46-1347456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Place, Suite 200 Annapolis,
Maryland 21401
(Address of principal executive offices)

(410) 571-9860
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	HASI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07	Submission of Matters to a Vote of Securities Holders.

(a)The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on June 4, 2025, at which 107,441,130 shares of the Company’s common stock were represented in person or by proxy representing approximately 88.46% of the issued and outstanding shares of the Company’s common stock entitled to vote.

(b)At the Annual Meeting, the Company’s stockholders (i) elected the twelve directors below to serve on the Company’s board of directors until the Company’s 2026 annual meeting of stockholders and until their respective successors are duly elected and qualify, (ii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (iii) approved the compensation of the named executive officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in the 2025 Proxy Statement. The proposals are described in detail in the Company’s 2025 Proxy Statement. The final results for the votes regarding each proposal are set forth below.
(i)The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey W. Eckel	95,195,526	1,494,114	10,751,490
Lizabeth A. Ardisana	95,743,956	945,684	10,751,490
Clarence D. Armbrister	94,634,096	2,055,544	10,751,490
Teresa M. Brenner	94,783,010	1,906,630	10,751,490
Nancy C. Floyd	96,324,508	365,132	10,751,490
Jeffrey A. Lipson	96,021,648	667,992	10,751,490
Charles M. O'Neil	93,242,431	3,447,209	10,751,490
Richard J. Osborne	94,302,517	2,387,123	10,751,490
Steven G. Osgood	95,268,065	1,421,575	10,751,490
Kimberly A. Reed	95,021,807	1,667,833	10,751,490
Laura A. Schulte	96,381,732	307,908	10,751,490
Barry E. Welch	96,166,549	523,091	10,751,490
(ii)The voting results with respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 were as follows:

Votes For	Votes Against		Abstain
102,906,979	4,458,322	—	75,829

(iii)The voting results with respect to a non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against		Abstain	Broker Non-Votes
89,016,676	7,403,736	10,751,490	269,228	10,751,490

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:	/s/ Steven L. Chuslo
Steven L. Chuslo
Executive Vice President and Chief Legal Officer
Date: June 4, 2025